UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

AP ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO SHAREHOLDERS OF AP ACQUISITION CORP
10 Collyer Quay,
#37-00 Ocean Financial Center
Singapore
Dear AP Acquisition Corp Shareholder:
You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of AP Acquisition Corp (“we,” “us,” “our” or the “Company”) to be held on September 15, 2023, at 10:00 a.m., Eastern Time, at Toranomon Towers Office, 4-1-28 Toranomon, Minato-ku Tokyo, 105-0001 Japan, and virtually via live webcast, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Extraordinary General Meeting will be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association. If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting the Company’s Chief Executive Officer at 10 Collyer Quay, #37-00 Ocean Financial Center, Singapore by 10:00 a.m., Eastern Time, on September 13, 2023 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/apacquisitioncorp/ext2023 or by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the conference ID 1531213#.
The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

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a proposal to approve a special resolution to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “public shares”) included as part of the units sold in the Company’s initial public offering that was consummated on December 21, 2021 (the “IPO”), from September 21, 2023 to June 21, 2024 or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Extension” and, such date, the “Extended Date”); and

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a proposal to approve an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if holders of public shares (the “public shareholders”) have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (the “NYSE”) (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
On June 16, 2023, we, JEPLAN Holdings, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (“PubCo”), JEPLAN MS, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub”), and JEPLAN, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (“JEPLAN”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). The Business Combination Agreement provides for, among other things, the following transactions: (i) a share exchange involving PubCo, JEPLAN and all shareholders of JEPLAN and other ancillary transactions in connection therewith (the “Pre-Merger Reorganization”) such that JEPLAN will become a wholly-owned subsidiary of PubCo upon completion of the Pre-Merger Reorganization; and (ii) immediately following the completion of the Pre-Merger Reorganization, the merger of Merger Sub with and into the Company, with the Company being the surviving entity and becoming a wholly-owned subsidiary of PubCo (the “Merger”). The Pre-Merger Reorganization, the Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.” For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 16, 2023. The Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the Business Combination and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. We will hold a meeting of shareholders at a future date to consider and approve the proposed Business Combination and a prospectus/proxy statement will be sent to all our shareholders at a future date.
While we are using our reasonable best efforts to timely complete the Business Combination, there is significant risk that, even if we were to exercise the Extension Option, we would not, despite our reasonable best efforts, be able to complete the Business Combination on or before December 21, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination. In the event of such liquidation, any warrants outstanding will expire worthless. Given our expenditure of time, effort and money on the Business Combination, the Board believes that circumstances warrant ensuring that we are in the best position possible to consummate the Business Combination and that it is in the best interests of our shareholders that, instead of exercising the more limited Extension Option, the longer Extension be obtained to allow for additional time to consummate the Business Combination or another initial business combination.
The approval of the Extension Amendment Proposal is essential to our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, we will not proceed with the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal, although we still may elect to exercise the Extension Option. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension Amendment is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment Proposal is not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension Amendment if redemptions of our public shares in connection with the Extension Amendment would cause us to have less than $5,000,001 of net tangible assets following such redemptions. In addition, we will not proceed with the Extension Amendment if the number of redemptions of our public shares in connection with the Extension Amendment would not allow the Company to adhere to the continued listing requirements of the NYSE.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election will reduce the amount remaining. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the funds in the Trust Account prior to the withdrawal. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
On July 31, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.78, based on the aggregate amount on deposit in the Trust Account as of July 31, 2023 (including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes), divided by the total number of then outstanding public shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, two business days prior to the initially scheduled date of the Extraordinary General Meeting. The closing price of the Class A ordinary shares on the NYSE on August 28, 2023 was $10.89. Accordingly, if the market price of the Class A ordinary shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.11 less per share than if the shares were sold in the open market (based on the per share redemption price as of July 31, 2023). The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 13, 2023, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
Following our IPO, the funds in the Trust Account were held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. There is uncertainty under the Investment Company Act of 1940, as amended (the “Investment Company Act”), whether special purpose acquisition companies, such as our company, could become subject to regulation under the Investment Company Act. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our ordinary shares and warrants following such a transaction, and our warrants would expire worthless.
To mitigate the risk of being viewed as operating an unregistered investment company, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of our initial business combination or our dissolution. Such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly. If we only receive minimal interest, if any, on the funds held in the Trust Account following such liquidation, the dollar amount that our public shareholders would receive upon any redemption or liquidation of our company will be reduced.
In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), which are AP Sponsor LLC, a Cayman Islands limited liability company (our “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Our Sponsor has agreed that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor, its designees or affiliate(s) or another party to the Business Combination Agreement (the “Lender”) will contribute to the Company as a loan, also referred to herein as a “Contribution,” the lesser of (a) $200,000 or (ii) $0.03 for each public share that is not redeemed in connection with the shareholder vote to approve the Extension Amendment Proposal, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination, and (ii) the Extended Date. Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, the amount deposited per share will be affected by the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment and the length of the extension period that will be needed to complete an initial business combination. The Contribution(s) will bear no interest and will be repayable by the Company to the Lender upon consummation of an initial business combination. The loans will be forgiven by the Lender if the Company is unable to consummate an initial business combination except to the extent of any available funds held outside of the Trust Account. Prior to the Extended Date, the Board will have the sole discretion whether to continue extending for additional months, and if the Board determines not to continue extending for additional months, the Lender’s obligation to make additional Contributions will terminate, and the Company would (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Adjournment Proposal, if adopted, will allow the chairperson of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies or to allow public shareholders more time to reverse their redemption requests in connection with the Extension Amendment. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting or, if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of the NYSE.
Our Board has fixed the close of business on August 28, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under the Articles, no other business may be transacted at the Extraordinary General Meeting.
Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.
The accompanying proxy statement is dated August 29, 2023 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors
/s/ Keiichi Suzuki

Keiichi Suzuki
Chief Executive Officer and Director (Principal
Executive Officer)

AP ACQUISITION CORP
A Cayman Islands Exempted Company
10 Collyer Quay,
#37-00 Ocean Financial Center
Singapore
NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD ON SEPTEMBER 15, 2023
PROXY STATEMENT
To the Shareholders of AP Acquisition Corp:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of AP Acquisition Corp, a Cayman Islands exempted company (“we,” “us,” “our” or the “Company”), will be held on September 15, 2023, at 10:00 a.m., Eastern Time (the “Extraordinary General Meeting”), at Toranomon Towers Office, 4-1-28 Toranomon, Minato-ku Tokyo, 105-0001 Japan, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
You are cordially invited to attend the Extraordinary General Meeting, which will be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association. If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting the Company’s Chief Executive Officer at 10 Collyer Quay, #37-00 Ocean Financial Center, Singapore by 10:00 a.m., Eastern Time, on September 13, 2023 (two business days prior to the initially scheduled meeting date). You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/apacquisitioncorp/ext2023 or by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the conference ID 1531213#.
The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•
a proposal to approve a special resolution to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“public shares”) included as part of the units sold in the Company’s initial public offering that was consummated on December 21, 2021 (the “IPO”), from September 21, 2023 to June 21, 2024 or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Extension” and, such date, the “Extended Date”); and

•
a proposal to approve an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the holders of public shares (the “public shareholders”) have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (the “NYSE”) (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in this proxy statement.

Under the Articles, we have until September 21, 2023 to complete our initial business combination and have the option to, if requested by the Sponsor and upon deposit of an additional $0.10 per public share (a total of $1,725,000) into the trust account established in connection with the IPO (the “Trust Account”), extend the date by which we must consummate an initial business combination to December 21, 2023 (the “Extension Option”). If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
On June 16, 2023, we, JEPLAN Holdings, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (“PubCo”), JEPLAN MS, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub”), and JEPLAN, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (“JEPLAN”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). The Business Combination Agreement provides for, among other things, the following transactions: (i) a share exchange involving PubCo, JEPLAN and all shareholders of JEPLAN and other ancillary transactions in connection therewith (the “Pre-Merger Reorganization”) such that JEPLAN will become a wholly-owned subsidiary of PubCo upon completion of the Pre-Merger Reorganization; and (ii) immediately following the completion of the Pre-Merger Reorganization, the merger of Merger Sub with and into the Company, with the Company being the surviving entity and becoming a wholly-owned subsidiary of PubCo (the “Merger”). The Pre-Merger Reorganization, the Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.” For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 16, 2023. The Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the Business Combination and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. We will hold a meeting of shareholders at a future date to consider and approve the proposed Business Combination and a prospectus/proxy statement will be sent to all our shareholders at a future date.
While we are using our reasonable best efforts to timely complete the Business Combination, there is significant risk that, even if we were to exercise the Extension Option, we would not, despite our reasonable best efforts, be able to complete the Business Combination on or before December 21, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination. In the event of such liquidation, any warrants outstanding will expire worthless. Given our expenditure of time, effort and money on the Business Combination, the Board believes that circumstances warrant ensuring that we are in the best position possible to consummate the Business Combination and that it is in the best interests of our shareholders that, instead of exercising the more limited Extension Option, the longer Extension be obtained to allow for additional time to consummate the Business Combination or another initial business combination.
The approval of the Extension Amendment Proposal is essential to our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, we will not proceed with the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal, although we still may elect to exercise the Extension Option. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension Amendment is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment Proposal is not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension Amendment if redemptions of our public shares in connection with the Extension Amendment would cause us to have less than $5,000,001 of net tangible assets following such redemptions. In addition, we will not proceed with the Extension Amendment if the number of redemptions of our public shares in connection with the Extension Amendment would not allow the Company to adhere to the continued listing requirements of the NYSE.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election will reduce the amount remaining. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the funds in the Trust Account prior to the withdrawal. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
On July 31, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.78, based on the aggregate amount on deposit in the Trust Account as of July 31, 2023 (including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes), divided by the total number of then outstanding public shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, two business days prior to the initially scheduled date of the Extraordinary General Meeting. The closing price of the Class A ordinary shares on the NYSE on August 28, 2023 was $10.89. Accordingly, if the market price of the Class A ordinary shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.11 less per share than if the shares were sold in the open market (based on the per share redemption price as of July 31, 2023). The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Following our IPO, the funds in the Trust Account were held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. There is uncertainty under the Investment Company Act of 1940, as amended (the “Investment Company Act”), whether special purpose acquisition companies, such as our company, could become subject to regulation under the Investment Company Act. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our ordinary shares and warrants following such a transaction, and our warrants would expire worthless.
To mitigate the risk of being viewed as operating an unregistered investment company, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of our initial business combination or our dissolution. Such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly. If we only receive minimal interest, if any, on the funds held in the Trust Account following such liquidation, the dollar amount that our public shareholders would receive upon any redemption or liquidation of our company will be reduced.
In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), which are AP Sponsor LLC, a Cayman Islands limited liability company (our “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Our Sponsor has agreed that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor, its designees or affiliate(s) or another party to the Business Combination Agreement (the “Lender”) will contribute to the Company as a loan, also referred to herein as a “Contribution,” the lesser of (a) $200,000 or (ii) $0.03 for each public share that is not redeemed in connection with the shareholder vote to approve the Extension Amendment Proposal, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination, and (ii) the Extended Date. Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, the amount deposited per share will be affected by the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment and the length of the extension period that will be needed to complete an initial business combination. The Contribution(s) will bear no interest and will be repayable by the Company to the Lender upon consummation of an initial business combination. The loans will be forgiven by the Lender if the Company is unable to consummate an initial business combination except to the extent of any available funds held outside of the Trust Account. Prior to the Extended Date, the Board will have the sole discretion whether to continue extending for additional months, and if the Board determines not to continue extending for additional months, the Lender’s obligation to make additional Contributions will terminate, and the Company would (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Adjournment Proposal, if adopted, will allow the chairperson of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies or to allow public shareholders more time to reverse their redemption requests in connection with the Extension Amendment. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting or, if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of the NYSE.
Our Board has fixed the close of business on August 28, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 21,562,500 ordinary shares outstanding, of which 17,250,000 were public shares and 4,312,500 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and independent directors, which hold an aggregate of 4,312,500 founder shares that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement is dated August 29, 2023 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors
/s/ Keiichi Suzuki

Keiichi Suzuki
Chief Executive Officer and Director
(Principal Executive Officer)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON SEPTEMBER 15, 2023
This Notice of Special Meeting and proxy statement are available at
https://www.cstproxy.com/apacquisitioncorp/ext2023

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations and its pending Business Combination with JEPLAN. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K originally filed with the SEC on March 3, 2023, as amended, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.
All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this proxy statement.
Q:
Why am I receiving this proxy statement?

A:
We are a blank check company incorporated on April 22, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On December 21, 2021, we consummated our IPO from which we derived gross proceeds of $172,500,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, September 21, 2023, if the Extension Option is not exercised, or December 21, 2023, if the Extension Option is exercised). Our Board has determined that it is in the best interests of the Company’s shareholders that, instead of exercising the more limited Extension Option, the longer Extension be obtained to allow for additional time to consummate the Business Combination or another initial business combination and is submitting these proposals to our shareholders to vote upon.

Q:
What is being voted on?

A:
You are being asked to vote on:

•
a proposal to approve a special resolution to amend our Articles to extend the date by which we have to consummate our initial business combination from September 21, 2023 to the Extended Date; and

•
a proposal to approve an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the NYSE.

The approval of the Extension Amendment Proposal is essential to our Board’s plan to extend the date by which we must consummate our initial business combination.
We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment Proposal is not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.
Our Sponsor has agreed that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Lender will contribute to the Company as a loan, also referred to herein as a “Contribution,” the lesser of (a) $200,000 or (ii) $0.03 for each public share that is not redeemed in connection with the shareholder vote to approve the Extension Amendment Proposal, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination, and (ii) the Extended Date. Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, the amount deposited per share will be affected by the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment and the length of the extension period that will be needed to complete an initial business combination. The Contribution(s) will bear no interest and will be repayable by the Company to the Lender upon consummation of an initial business combination. The loans will be forgiven by the Lender if the Company is unable to consummate an initial business combination except to the extent of any available funds held outside of the Trust Account. Prior to the Extended Date, the Board will have the sole discretion whether to continue extending for additional months, and if the Board determines not to continue extending for additional months, the Lender’s obligation to make additional Contributions will terminate, and the Company would (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, our Sponsor and our independent directors (collectively, our “Initial Shareholders”) will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q:
Why is the Company proposing the Extension Amendment Proposal?

A:
Under the Articles, we have until September 21, 2023 to complete our initial business combination and have the option to, if requested by the Sponsor and upon deposit of an additional $0.10 per public share (a total of $1,725,000) into the Trust Account, extend the date by which we must consummate an initial business combination to December 21, 2023. The Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before September 21, 2023 (or December 21, 2023, if the Extension Option is exercised). As we explain below, we may not be able to enter into and complete an initial business combination by such date.

On June 16, 2023, we, PubCo, Merger Sub and JEPLAN entered into the Business Combination Agreement. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on June 16, 2023. The Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the Business Combination and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. We will hold a meeting of shareholders at a future date to consider and approve the proposed Business Combination and a prospectus/proxy statement will be sent to all our shareholders at a future date.
While we are using our reasonable best efforts to timely complete the Business Combination, there is significant risk that, even if we were to exercise the Extension Option, we would not, despite our reasonable best efforts, be able to complete the Business Combination on or before December 21, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination. In the event of such liquidation, any warrants outstanding will expire worthless. Given our expenditure of time, effort and money on the Business Combination, the Board believes that circumstances warrant ensuring that we are in the best position possible to consummate the Business Combination and that it is in the best interests of our shareholders that, instead of exercising the more limited Extension Option, the longer Extension be obtained to allow for additional time to consummate the Business Combination or another initial business combination.

Accordingly, our Board is proposing the Extension Amendment Proposal to approve a special resolution to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from September 21, 2023 to the Extended Date.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would allow for additional time to consummate the Business Combination or another initial business combination, which our Board believes is in the best interests of our shareholders. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If (i) the Extension Amendment Proposal is not approved by the Company’s shareholders or (ii) due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of the NYSE, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders more time to reverse their redemption requests in connection with the Extension Amendment. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal or if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of the NYSE.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q:
Are the proposals conditioned on one another or otherwise?

A:
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. In addition, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of public shares by the Company’s public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Extension Amendment. In addition, we will not proceed with the Extension Amendment if the number of redemptions of our public shares in connection with the Extension Amendment would not allow the Company to adhere to the continued listing requirements of the NYSE.

If the Extension Amendment is implemented and one or more of the Company’s shareholders elect to redeem their public shares pursuant to the Election, the Company will remove from the Trust Account and deliver to the holders of such redeemed public shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed public shares, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination, subject to the redemption rights of holders of public shares in connection with a business combination.
The Adjournment Proposal is conditional on the Company’s not obtaining the necessary votes for approving the Extension Amendment Proposal at or prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Extension Amendment or if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of the NYSE. If the Extension Amendment Proposal is approved at the Extraordinary General Meeting and, following redemptions in connection with the Extension Amendment, the Company satisfies the redemption limitation set forth in the Articles and would adhere to the continued listing requirements of the NYSE, the Adjournment Proposal will not be presented.
Q:
When would the Board abandon the Extension Amendment Proposal?

A:
We will not be able to proceed with the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension Amendment if redemptions of our public shares in connection with the Extension Amendment would cause us to have less than $5,000,001 of net tangible assets following such redemptions. In addition, we will not proceed with the Extension Amendment if the number of redemptions of our public shares in connection with the Extension Amendment would not allow the Company to adhere to the continued listing requirements of the NYSE. The Board may also abandon the Extension Amendment Proposal prior to the Extraordinary General Meeting if it determines seeking approval of the Extension Amendment Proposal is no longer in the best interests of the Company.

Q:
How do the Company insiders intend to vote their shares?

A:
Our Sponsor owns 4,222,500 founder shares. Our independent directors, Shankar Krishnamoorthy, Henrik Bæk Jørgensen and Helena Anderson collectively own 90,000 founder shares (or 30,000 founder shares each). Such shares represent 20.0% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Initial Shareholders that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
Q:
What vote is required to adopt the Extension Amendment Proposal?

A:
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

As of the record date for the Extraordinary General Meeting, the holders of at least 7,187,501 ordinary shares would be required to achieve a quorum. We have been informed by our Initial Shareholders, which hold an aggregate of 4,312,500 founder shares, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal. If all issued and outstanding shares are voted, we would need 10,062,501, or approximately 58.3%, of the 17,250,000 public shares, in addition to the founder shares, to be voted in favor of the Extension Amendment Proposal in order to have the proposal approved. If only the minimum number of shares representing a quorum are voted, we would need 479,168 of the 17,250,000 public shares, in addition to the founder shares, to be voted in favor of the Extension Amendment Proposal in order to have the proposal approved.
Q:
What vote is required to approve the Adjournment Proposal?

A:
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:
If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your ordinary shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) is approved. If you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your ordinary shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and your ordinary shares will have no effect on the outcome of such votes.

Q:
What happens if the Extension Amendment Proposal is not approved?

A:
The Company will not proceed with the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal, although we still may elect to exercise the Extension Option.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, the holders of our founder shares will not receive any monies held in the Trust Account as a result of their ownership of the founder shares, which would become worthless.
Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective pursuant to such proposal. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our public shares will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the redemption amount from the Trust Account in connection with the Extension Amendment will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our independent directors as the result of ownership of founder shares. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the funds in the Trust Account prior to the withdrawal. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, the holders of our founder shares will not receive any monies held in the Trust Account as a result of their ownership of the founder shares, which would become worthless.
Our Sponsor has agreed that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Lender will contribute to the Company as a loan, also referred to herein as a “Contribution,” the lesser of (a) $200,000 or (ii) $0.03 for each public share that is not redeemed in connection with the shareholder vote to approve the Extension Amendment Proposal, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination, and (ii) the Extended Date. Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, the amount deposited per share will be affected by the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment and the length of the extension period that will be needed to complete an initial business combination. The Contribution(s) will bear no interest and will be repayable by the Company to the Lender upon consummation of an initial business combination. The loans will be forgiven by the Lender if the Company is unable to consummate an initial business combination except to the extent of any available funds held outside of the Trust Account. Prior to the Extended Date, the Board will have the sole discretion whether to continue extending for additional months, and if the Board determines not to continue extending for additional months, the Lender’s obligation to make additional Contributions will terminate, and the Company would (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Notwithstanding the foregoing, we will not proceed with the Extension Amendment if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following such redemptions or if the number of redemptions of our public shares in connection with the Extension Amendment would not allow the Company to adhere to the continued listing requirements of the NYSE, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.
Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

To mitigate the risk of being viewed as operating as an unregistered investment company, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account,

to liquidate the U.S. government securities or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of our initial business combination or our dissolution. Such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly. If we only receive minimal interest, if any, on the funds held in the Trust Account following such liquidation, the dollar amount that our public shareholders would receive upon any redemption or liquidation of our company will be reduced.
Q:
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:
How do I change my vote?

A:
You may change your vote by sending a later-dated, signed proxy card to our company at 10 Collyer Quay, #37-00 Ocean Financial Center, Singapore, so that it is received prior to the Extraordinary General Meeting, or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our company prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Any shareholder wishing to attend the Extraordinary General Meeting should register for the meeting by September 8, 2023 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

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If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to https://www.cstproxy.com/apacquisitioncorp/ext2023, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the Extraordinary General Meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

The Extension Amendment Proposal must be approved as a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect with respect to the approval of the Extension Amendment Proposal or the Adjournment Proposal.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:
What is a quorum requirement?

A:
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 7,187,501 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairperson of the meeting has power to adjourn the Extraordinary General Meeting.
Q:
Who can vote at the Extraordinary General Meeting?

A:
Only holders of record of our ordinary shares at the close of business on August 28, 2023 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 21,562,500 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Q:
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:
Our Sponsor and certain of our officers and directors will benefit from the proposals and the consummation of a business combination, and may, subject to any fiduciary duties that they may have under Cayman Islands law, be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate. Additionally, our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a shareholder. These interests include, among other things:

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The Sponsor, which is controlled by our Chairman, Richard Lee Folsom, currently holds (i) 4,222,500 founder shares, which were acquired prior to the IPO for an aggregate purchase price of $24,640, or approximately $0.006 per share, and (ii) 10,625,000 Private Placement Warrants, which were acquired concurrently with the closing of the IPO for an aggregate purchase price of $10,625,000, or $1.00 per warrant. Shankar Krishnamoorthy, Henrik Bæk Jørgensen and Helena Anderson, our independent directors, each holds 30,000 founder shares, which were purchased at a price of $120, or $0.004 per share, prior to the IPO. Based on closing price of the public shares on NYSE on August 28, 2023, the most recent practicable closing price prior to the mailing of this proxy statement, the value of the founder shares would be $46,963,125 and the value of the private placement warrants would be $172,500. The Initial Shareholders, including the Sponsor, can benefit from the completion of a business combination and earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return on their investment, and may be incentivized to complete a business combination with a less favorable target company or on terms less favorable to public shareholders rather than liquidate.

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If we do not consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, the founder shares will become worthless as the Sponsor and these directors have waived, for no consideration, (i) with respect to any founder shares and public shares held by it, her or him, as applicable, any redemption rights it, she or he may have in connection with the consummation of a business combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such business combination or a shareholder vote to approve an amendment to our Articles (a) that would modify the substance or timing of our obligation to provide public shareholders the right to have their shares redeemed in connection with an initial business combination or to redeem 100% of the public shares if we have not consummated an initial business combination within the time period set forth in the Articles or (b) with respect to any provision relating to the rights of public shareholders; and (ii) with respect to any founder shares held by it, her or him, as applicable, any right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other assets of the Company as a result of any liquidation of the Company.

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If we do not consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants will be worthless.

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In order to protect the amounts held in the Trust Account, our Sponsor has agreed, for no consideration, that, in the event of the liquidation of the Trust Account upon our failure of to consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, the Sponsor has agreed to indemnify and hold harmless our company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened) to which we may become subject as a result of any claim by (i) any third party for services rendered or products sold to us (except for our independent auditors) or (ii) any prospective target business with which we have discussed entering into a transaction agreement (a “Target”); provided, however, that such indemnification (x) shall apply only to the extent necessary to ensure that such claims by a third party for services rendered or products sold to our company or a Target do not reduce the amount of funds in the Trust Account to below the lesser of (a) $10.00 per public share and (b) the actual amount per per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per per public share due to reductions in the value of the trust assets, in each case net of interest that may be withdrawn to pay our tax obligations, (y) shall not apply to any claims by a third party or Target who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under per public share indemnity of Credit Suisse Securities (USA) LLC (“Credit Suisse”), the underwriter of our IPO, against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
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Following consummation of our initial business combination, our Sponsor, our officers and directors, and their respective affiliates, would be entitled to reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by them to finance transaction costs in connection with an intended initial business combination. However, if we fail to consummate a business combination within the applicable period, our Sponsor and our officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement, and we may not otherwise be able to reimburse them.

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On June 16, 2023, we issued an unsecured non-convertible promissory note to the Sponsor, pursuant to which the Company may borrow up to $1,725,000 from the Sponsor (the “Promissory Note”). The Promissory Note matures upon the closing of a business combination and will not be repaid in the event that we are unable to complete a business combination, unless there are funds available outside the Trust Account to do so.

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Our Sponsor, officers and directors, and their respective affiliates, will not receive reimbursement for any out-of-pocket expenses incurred by them on our behalf incident to identifying, investigating and consummating a business combination to the extent such expenses exceed the amount not required to be retained in the Trust Account, unless a business combination is consummated. As of the date of this proxy statement, less than $11,000 of out-of-pocket expenses, which were denominated in Japanese yen and Hong Kong dollars and converted into U.S. dollars at the exchange rate of ¥131.810 = $1.00 and HK$7.80 = $1.00, respectively, had been incurred by our Sponsor, officers and directors and their respective affiliates, incident to identifying, investigating and consummating a business combination. In addition to these out-of-pocket expenses, the aggregate dollar amount that our Sponsor, officers and directors have at risk depending on the completion of a business combination is $12,375,000 as of the date of this proxy statement, consisting of $25,000 for the founder shares, $10,625,000 for the Private Placement Warrants and $1,725,000 for the Promissory Note.

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Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination. In particular, the Business Combination Agreement contemplates that the board of directors of PubCo shall consist of one director designated in writing by the Sponsor and reasonably acceptable to JEPLAN, and such individual may receive cash, fees and/or equity-based compensation from PubCo in connection with his or her directorship at PubCo.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:
There are no appraisal or dissenters’ rights available to our shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, you may elect to have your public shares redeemed in connection with the adoption of the Extension Amendment as described herein.

Q:
What do I need to do now?

A:
We urge you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:
How do I vote?

A:
If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How do I redeem my ordinary shares?

A:
Each of our public shareholders may submit an election that, if the Extension Amendment Proposal is approved or implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

In order to tender or deliver your ordinary shares (and share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender or deliver your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to tender or deliver your ordinary shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender or deliver your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on September 13, 2023.

Q:
How do I withdrawal my election to redeem my ordinary shares?

A:
If you tendered or delivered your ordinary shares (and share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $30,000.00. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: APCA.info@investor.morrowsodali.com
If you have questions regarding the certification of your position or tendering or delivering your ordinary shares (and share certificate(s) (if any) and other redemption forms), please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K originally filed with the SEC on March 3, 2023, as amended, and in the other reports we file with the SEC before making a decision to invest in our securities, which could materially and adversely affect our business, financial condition and operating results and cause the trading price of our securities and the value of your investment to decline significantly. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. In particular, it is possible that redemptions in connection with the Extension Amendment will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and an initial business combination vote could exacerbate these risks.
In addition, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in SEC filings in connection with business combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to the Investment Company Act and the regulations thereunder. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
Other than in connection with a redemption offer or liquidation, our public shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate and dissolve the Company. To avoid that result, we have instructed Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. If we only receive minimal interest, if any, on the funds held in the Trust Account following such liquidation, the dollar amount that our public shareholders would receive upon any redemption or liquidation of our company will be reduced.
As described above, the SPAC Rule Proposals relating to, among other things, circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is uncertainty under the Investment Company Act, whether special purpose acquisition companies, such as our company, could become subject to regulation under the Investment Company Act. While we have entered into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our IPO, we may not be able to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate and dissolve. If we are required to liquidate and dissolve, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock following such a transaction.
Following our IPO, the funds in the Trust Account were held only in U.S. government treasury securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act that invests only in direct U.S. government treasury obligations. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, as amended), we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of our initial business combination or our dissolution. Such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly. If we only receive minimal interest, if any, on the funds held in the Trust Account following such liquidation, the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company will be reduced.
Were we to be considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or is ultimately prohibited.
Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by CFIUS and may be ultimate prohibited. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”
We are a Cayman Islands exempted company controlled by the Sponsor, a Cayman Islands limited liability company that is controlled by our Chairman Richard Lee Folsom, a United States citizen. In addition, a substantial portion of the capital contributions made to the Sponsor are from non-U.S. persons. Except as disclosed herein, the Sponsor has no other substantial ties with a non-U.S. person. If we were considered to be a “foreign person,” foreign ownership and control limitations, and the potential impact of CFIUS and similar non-U.S. national security regulators, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination could be limited and we could be adversely affected in terms of competing with other companies that do not have similar foreign ownership and control issues.
JEPLAN is a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan, and JEPLAN is controlled by, and has substantial ties with, non-U.S. persons. However, if we were to be considered to be a “foreign person” and if we were to pursues an initial business combination with a U.S. business, such initial business combination could fall within CFIUS’s jurisdiction and we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. If CFIUS has jurisdiction over our initial business combination, CFIUS may decide to make inquiries regarding, block or delay such initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we only have a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of the Trust Account and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND
We are a blank check company incorporated on April 22, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
On December 21, 2021, we consummated the IPO of 17,250,000 units at a price of $10.00 per unit, including 2,250,000 units issued upon the full exercise of the underwriter’s over-allotment option, generating gross proceeds of $172,500,000. Each unit consisted of one Class A ordinary share and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one Class A ordinary share at a price of $11.50 per share. Simultaneously with the consummation of the IPO, we consummated the private placement of 10,625,000 private placement warrants at a price of $1.00 per private placement warrant, generating total proceeds of $10,625,000. Upon the closing of the IPO, $177,675,000 was deposited into the Trust Account, with the remaining proceeds used to pay offering expenses and our working capital needs.
On April 12, 2023, Credit Suisse executed a letter agreement with the Company, in which they waived the deferred underwriting fee of $6,037,500, with respect to the Business Combination.
On June 16, 2023, we, PubCo, Merger Sub and JEPLAN entered into the Business Combination Agreement, and we issued the Promissory Note to the Sponsor. For more information about the Business Combination and the Promissory Note, see our Current Report on Form 8-K filed with the SEC on June 16, 2023.
On June 21, 2023, we extended the date by which we must consummate an initial business combination from June 21, 2023 to September 21, 2023, following the deposit of $1,725,000 into its Trust Account by the Sponsor on the same day.
Following our IPO, the proceeds held in the Trust Account were invested by the trustee only in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act (or any successor rule), which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of our initial business combination or our dissolution. Such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly. If we only receive minimal interest, if any, on the funds held in the Trust Account following such liquidation, the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company will be reduced.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder, subject to any fiduciary duties that they may have under Cayman Islands law. These interests include, among other things, direct or indirect ownership of founder shares and private placement warrants and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”
On the record date of the Extraordinary General Meeting, there were 21,562,500 ordinary shares outstanding, of which 17,250,000 were public shares and 4,312,500 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Initial Shareholders, which hold an aggregate of 4,312,500 founder shares that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
Our principal executive offices are located at 10 Collyer Quay, #37-00 Ocean Financial Center, Singapore and our telephone number is 852 2918-0050.

THE EXTRAORDINARY GENERAL MEETING
Extraordinary General Meeting.   We are furnishing this proxy statement to our shareholders as part of the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held on September 15, 2023, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our shareholders on or about August 29, 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Extraordinary General Meeting.
Date, Time and Place.   The Extraordinary General Meeting will be held on September 15, 2023 at 10:00 a.m., Eastern Time, at Toranomon Towers Office, 4-1-28 Toranomon, Minato-ku Tokyo, 105-0001 Japan, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. Shareholders may attend the Extraordinary General Meeting in person. However, we encourage you to attend the Extraordinary General Meeting virtually. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/apacquisitioncorp/ext2023, or by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the conference ID 1531213#. If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting the Company’s Chief Executive Officer at 10 Collyer Quay, #37-00 Ocean Financial Center, Singapore by 10:00 a.m., Eastern Time, on September 13, 2023 (two business days prior to the initially scheduled meeting date).
You can pre-register to attend the virtual Extraordinary General Meeting starting September 12, 2023 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/apacquisitioncorp/ext2023, and enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting.
Shareholders who hold their investments through a bank or broker will need to contact the transfer agent to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. The transfer agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing (or if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number . Please note that you will not be able to vote or ask questions at the Extraordinary General Meeting if you choose to participate telephonically.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned the ordinary shares at the close of business on August 28, 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time.
Votes Required.   The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 21,562,500 ordinary shares outstanding, of which 17,250,000 were public shares and 4,312,500 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Initial Shareholders, which hold an aggregate of 4,312,500 founder shares, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal.
Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal or the Adjournment Proposal.
Proxies; Board Solicitation; proxy solicitor.   Your proxy is being solicited on behalf of our Board on the proposal to approve the Extension Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing APCA.info@investor.morrowsodali.com.
Appraisal Rights and Dissenters’ Rights.   There are no appraisal or dissenters’ rights available to our shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However holders of public shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment, as described herein.
Interests of our Sponsor, Directors and Officers.   When you consider the recommendation of our Board, you should keep in mind that our Sponsor and certain of our officers and directors will benefit from the proposals and the consummation of a business combination, and may, subject to any fiduciary duties that they may have under Cayman Islands law, be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate. Additionally, our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a shareholder. These interests include, among other things:

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The Sponsor, which is controlled by our Chairman, Richard Lee Folsom, currently holds (i) 4,222,500 founder shares, which were acquired prior to the IPO for an aggregate purchase price of $24,640, or approximately $0.006 per share, and (ii) 10,625,000 Private Placement Warrants, which were acquired concurrently with the closing of the IPO for an aggregate purchase price of $10,625,000, or $1.00 per warrant. Shankar Krishnamoorthy, Henrik Bæk Jørgensen and Helena Anderson, our independent directors, each holds 30,000 founder shares, which were purchased at a price of $120, or $0.004 per share, prior to the IPO. Based on closing price of the public shares on NYSE on August 28, 2023, the most recent practicable closing price prior to the mailing of this proxy statement, the value of the founder shares would be $46,963,125 and the value of the private placement warrants would be $172,500. The Initial Shareholders, including the Sponsor, can benefit from the completion of a business combination and earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return on their investment, and may be incentivized to complete a business combination with a less favorable target company or on terms less favorable to public shareholders rather than liquidate.

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If we do not consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, the founder shares will become worthless as the Sponsor and these directors have waived, for no consideration, (i) with respect to any founder shares and public shares held by it, her or him, as applicable, any redemption rights it, she or he may have in connection with the consummation of a business combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such business combination or a shareholder vote to approve an amendment to our Articles (a) that would modify the substance or timing of our obligation to provide public shareholders the right to have their shares redeemed in connection with an initial business combination or to redeem 100% of the public shares if we have not consummated an initial business combination within the time period set forth in the Articles or (b) with respect to any provision relating to the rights of public shareholders; and (ii) with respect to any founder shares held by it, her or him, as applicable, any right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other assets of the Company as a result of any liquidation of the Company.
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If we do not consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants will be worthless.

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In order to protect the amounts held in the Trust Account, our Sponsor has agreed, for no consideration, that, in the event of the liquidation of the Trust Account upon our failure of to consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, the Sponsor has agreed to indemnify and hold harmless our company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened) to which we may become subject as a result of any claim by (i) any third party for services rendered or products sold to us (except for our independent auditors) or (ii) any prospective Target; provided, however, that such indemnification (x) shall apply only to the extent necessary to ensure that such claims by a third party for services rendered or products sold to our company or a Target do not reduce the amount of funds in the Trust Account to below the lesser of (a) $10.00 per public share and (b) the actual amount per per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per per public share due to reductions in the value of the trust assets, in each case net of interest that may be withdrawn to pay our tax obligations, (y) shall not apply to any claims by a third party or Target who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under per public share indemnity of Credit Suisse, the underwriter of our IPO, against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

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Following consummation of our initial business combination, our Sponsor, our officers and directors, and their respective affiliates, would be entitled to reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by them to finance transaction costs in connection with an intended initial business combination. However, if we fail to consummate a business combination within the applicable period, our Sponsor and our officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement, and we may not otherwise be able to reimburse them.

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The Promissory Note that we issued to the Sponsor on June 16, 2023 matures upon the closing of a business combination and will not be repaid in the event that we are unable to complete a business combination, unless there are funds available outside the Trust Account to do so.

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Our Sponsor, officers and directors, and their respective affiliates, will not receive reimbursement for any out-of-pocket expenses incurred by them on our behalf incident to identifying, investigating and consummating a business combination to the extent such expenses exceed the amount not required to be retained in the Trust Account, unless a business combination is consummated. As of the date of this proxy statement, less than $11,000 of out-of-pocket expenses, which were denominated in Japanese yen and Hong Kong dollars and converted into U.S. dollars at the exchange rate of ¥131.810 = $1.00 and HK$7.80 = $1.00, respectively, had been incurred by our Sponsor, officers and directors and their respective affiliates, incident to identifying, investigating and consummating a business combination. In addition to these out-of-pocket expenses, the aggregate dollar amount that our Sponsor, officers and directors have at risk depending on the completion of a business combination is $12,375,000 as of the date of this proxy statement, consisting of $25,000 for the founder shares, $10,625,000 for the Private Placement Warrants and $1,725,000 for the Promissory Note.
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Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination. In particular, the Business Combination Agreement contemplates that the board of directors of PubCo shall consist of one director designated in writing by the Sponsor and reasonably acceptable to JEPLAN, and such individual may receive cash, fees and/or equity-based compensation from PubCo in connection with his or her directorship at PubCo.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

THE EXTENSION AMENDMENT PROPOSAL
The Extension Amendment Proposal and Reasons for the Extension Amendment Proposal
We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to June 21, 2024 or such earlier date as determined by the Board to allow us more time to complete an initial business combination, which our Board believes is in the best interests of our shareholders. A copy of the proposed text of the special resolution to be approved pursuant to the Extension Amendment Proposal and the proposed amendments to the Articles of the Company is attached hereto in Annex A.
Under the Articles, we have until September 21, 2023 to complete our initial business combination and have the option to, if requested by the Sponsor and upon deposit of an additional $0.10 per public share (a total of $1,725,000) into the Trust Account, further extend the date by which we must consummate our initial business combination to December 21, 2023. If the Extension Amendment Proposal is not approved and we have not consummated a business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our Initial Shareholders will not receive any monies held in the Trust Account as a result of their ownership of the founder shares, which would become worthless.
On June 16, 2023, we, PubCo, Merger Sub and JEPLAN entered into the Business Combination Agreement. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on June 16, 2023. The Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the Business Combination and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. We will hold a meeting of shareholders at a future date to consider and approve the proposed Business Combination and a prospectus/proxy statement will be sent to all our shareholders at a future date.
While we are using our reasonable best efforts to timely complete the Business Combination, there is significant risk that, even if we were to exercise the Extension Option, we would not, despite our reasonable best efforts, be able to complete the Business Combination on or before December 21, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination. In the event of such liquidation, any warrants outstanding will expire worthless. Given our expenditure of time, effort and money on the Business Combination, the Board believes that circumstances warrant ensuring that we are in the best position possible to consummate the Business Combination and that it is in the best interests of our shareholders that, instead of exercising the more limited Extension Option, the longer Extension be obtained to allow for additional time to consummate the Business Combination or another initial business combination.
In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.
Such an election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension Amendment is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment Proposal is not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.
If the Extension Amendment Proposal is Not Approved
The approval of the Extension Amendment Proposal is essential to our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, we will not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by September 21, 2023 (or December 21, 2023, if the Extension Option is exercised), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, our Initial Shareholders will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
If the Extension Amendment Proposal is Approved
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective pursuant to such proposal. We will remain a reporting company under the Exchange Act, and our public shares will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal of the redemption amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and increase the percentage interest of our ordinary shares held by our Sponsor and our independent directors as the result of ownership of founder shares. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the funds in the Trust Account prior to the withdrawal. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. In the event of a liquidation, our Initial Shareholders will not receive any monies held in the Trust Account as a result of their ownership of the founder shares, which would become worthless.
Our Sponsor has agreed that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Lender will contribute to the Company as a loan, also referred to herein as a “Contribution,” an aggregate of $0.03 for each public share that is not redeemed in connection with the shareholder vote to approve the Extension Amendment Proposal, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination, and (ii) the date that $200,000 has been loaned. Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, the amount deposited per share will be affected by the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment and the length of the extension period that will be needed to complete an initial business combination. The Contribution(s) will bear no interest and will be repayable by the Company to the Lender upon consummation of an initial business combination. The loans will be forgiven by the Lender if the Company is unable to consummate an initial business combination except to the extent of any available funds held outside of the Trust Account. Prior to the Extended Date, the Board will have the sole discretion whether to continue extending for additional months, and if the Board determines not to continue extending for additional months, the Lender’s obligation to make additional Contributions will terminate, and the Company would (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Notwithstanding the foregoing, we will not proceed with the Extension Amendment if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following such redemptions or if the number of redemptions of our public shares in connection with the Extension Amendment would not allow the Company to adhere to the continued listing requirements of the NYSE, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.
Redemption Rights
As the Extension Amendment Proposal is being proposed, each of our public shareholders may submit an election that such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 13, 2023, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER OR DELIVER YOUR SHARES

(AND SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
In order to tender or deliver your ordinary shares (and share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender or deliver your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to tender or deliver your ordinary shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender or deliver your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on September 13, 2023.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering or delivery process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tendering or delivering their shares through the DWAC system.
Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering or delivering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Share certificate(s) that have not been tendered or delivered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders or delivers its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender or delivery. If you tendered or delivered your ordinary shares (and share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public shareholder tenders or delivers shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. On July 31, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was $10.78, based on the aggregate amount on deposit in the Trust Account as of July 31, 2023

(including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes), divided by the total number of then outstanding public shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, two business days prior to the initially scheduled date of the Extraordinary General Meeting. The closing price of the Class A ordinary shares on the NYSE on August 28, 2023 was $10.89. Accordingly, if the market price of the Class A ordinary shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.11 less per share than if the shares were sold in the open market (based on the per share redemption price as of July 31, 2023). The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares, which will be cancelled. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your ordinary shares (and share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders or delivers ordinary shares (and share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.
Required Vote for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders which hold an aggregate of 4,312,500 founder shares have agreed to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. If all issued and outstanding shares are voted, we would need 10,062,501, or approximately 58.3%, of the 17,250,000 public shares, in addition to the founder shares, to be voted in favor of the Extension Amendment Proposal in order to have the proposal approved. If only the minimum number of shares representing a quorum are voted, we would need 479,168 of the 17,250,000 public shares, in addition to the founder shares, to be voted in favor of the Extension Amendment Proposal in order to have the proposal approved.
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of public shares that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold public shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:
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financial institutions or financial services entities;

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broker-dealers;

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S corporations;

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taxpayers that are subject to the mark-to-market accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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tax-qualified retirement plans;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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expatriates or former long-term residents or citizens of the United States;

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persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

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persons subject to the alternative minimum tax;

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persons whose functional currency is not the U.S. dollar;

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controlled foreign corporations;

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corporations that accumulate earnings to avoid U.S. federal income tax;

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“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

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accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

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foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

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passive foreign investment companies or their shareholders;

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the Sponsor or our directors and officers; or

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Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. The Company has not sought, and the Company does not intend to seek, a ruling from the U.S. Internal

Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
Certain U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of public shares that elect to have their public shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
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an individual citizen or resident of the United States;

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a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.
The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S.

Holder. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming the Company is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, possibly to the Redeeming U.S. Holder’s adjusted tax basis in other shares constructively owned by it.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because the Company is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
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any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

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any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
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the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;

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the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

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the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

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an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to the Company is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the public shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the public shares.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of public shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our public shares that so redeems its public shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).
Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non- U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares.

Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
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fails to provide an accurate taxpayer identification number;

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is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

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in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and any redemption of your public shares.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the chairperson of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the NYSE.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, the chairperson of the Extraordinary General Meeting may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or to allow public shareholders more time to reverse their redemption requests in connection with the Extension Amendment.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution THAT, the adjournment of the general meeting to a later date or dates to be determined by the chairperson of the general meeting, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange, be confirmed, ratified and approved in all respects.”
Vote Required for Approval
The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
As of the date of this proxy statement, the Initial Shareholders, which hold an aggregate of 4,312,500 founder shares, have agreed to vote any ordinary shares owned by them in favor of the Adjournment Proposal. If all issued and outstanding shares are voted, we would need 6,468,751, or approximately 37.5%, of the 17,250,000 public shares, in addition to the founder shares, to be voted in favor of the Extension Amendment Proposal in order to have the proposal approved. If only the minimum number of shares representing a quorum are voted, no public share would be required to be voted in favor of the Extension Amendment Proposal in order to have the proposal approved.
Recommendation of the Board
If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of August 28, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

As of the record date, there were a total of 21,562,500 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
	Class B ordinary shares		Class A ordinary shares		Approximate Percentage of Outstanding Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
AP Sponsor LLC	4,222,500(3)	97.9%	—	—	19.6%
Richard Lee Folsom	4,222,500(3)	97.9%	—	—	19.6%
Keiichi Suzuki	—	—	—	—	—
Shankar Krishnamoorthy	30,000	*	—	—	*
Henrik Baek Jorgensen	30,000	*	—	—	*
Helena Anderson	30,000	*	—	—	*
All executive officers and directors as a group (five individuals)	4,312,500	100.0%	—	—	20%
Tokyo Century Corporation(4)	—	—	2,000,000	11.6%	9.3%
Saba Capital Management, L.P. (5)	—	—	1,609,522	9.3%	7.5%
Highbridge Capital Management, LLC(6)	—	—	1,330,582	7.7%	6.2%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of our shareholders is 10 Collyer Quay, #37-00 Ocean Financial Center, Singapore.

(2)
Interests shown consist solely of founder shares. Such shares will automatically convert into public shares on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, at the time of our initial business combination or earlier at the option of the holders thereof.

(3)
The shares reported above are held in the name of our Sponsor. Richard Lee Folsom is the sole manager of the Sponsor and has sole voting and dispositive power with respect to our securities held by the Sponsor. As such, Mr. Folsom may be deemed to have or share beneficial ownership of the shares held directly by the Sponsor.

(4)
Based solely on the Schedule 13G filed by Tokyo Century Corporation on December 29, 2021. Tokyo Century Corporation may be deemed to have voting and dispositive power with respect to the 2,000,000 public shares. Tokyo Century Corporation is a publicly-traded company listed on the Tokyo Stock Exchange. Its business address is FUJI SOFT Bldg. 3 Kanda-neribeicho, Chiyoda-ku, Tokyo 101-0022 Japan.

(5)
Based solely on the Schedule 13G/A filed by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein on February 14, 2023, (a) each of Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein have the shared voting power and the shared dispositive power with respect to 1,609,522 public shares; and (b) the business address of each of the foregoing persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)
Based solely on the Schedule 13G filed by Highbridge Capital Management, LLC on February 2, 2023, (a) Highbridge Capital Management, LLC is a Delaware limited liability company and the investment adviser to certain funds and accounts (the “Highbridge Funds”), and the Highbridge Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the public shares held by Highbridge Capital Management, LLC. Highbridge SPAC Opportunity Fund, L.P., a Highbridge Fund, has the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of the public shares; and (b) the business address of Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, New York 10172.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon approval of a Business Combination Agreement and a business combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extended Date, the Company will dissolve and liquidate.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 10 Collyer Quay, #37-00 Ocean Financial Center, Singapore, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing APCA.info@investor.morrowsodali.com.
You may also obtain these documents by requesting them in writing from us by addressing such request to our company at 10 Collyer Quay, #37-00 Ocean Financial Center, Singapore. You will not be charged for any of the documents that you request.
If you are a shareholder of the Company and would like to request documents, please do so by September 8, 2023 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENTS TO
THE AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF AP ACQUISITION CORP
AP ACQUISITION CORP
(the “Company”)
SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution THAT, the Amended and Restated Memorandum and Articles of Association (the “Articles”) of the Company be amended by:
(a)
amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO, which date may be extended by the Company by resolution of the Directors if requested by the Sponsor up to two times by an additional three months each time, subject in each case to the Sponsor depositing additional funds into the Trust Account in accordance with the terms described in the prospectus relating to the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination by June 21, 2024, or such earlier date as determined by the Company’s board of directors or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and
(b)
amending Article 49.8(a) by deleting the words:

“within 18 months from the consummation of the IPO (or up to 24 months if such date is extended as described in Article 49.7), or such later time as the Members may approve in accordance with the Articles”
and replacing them with the words:
“by June 21, 2024, or such earlier date as determined by the Company’s board of directors or such later time as the Members may approve in accordance with the Articles.”

A-1

P R O X Y C A R D
AP Acquisition Corp
10 Collyer Quay
#37-00 Ocean Financial Center
Singapore
EXTRAORDINARY GENERAL MEETING
OF AP ACQUISITION CORP
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON SEPTEMBER 15, 2023.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated August 29, 2023, in connection with the extraordinary general meeting (the “Extraordinary General Meeting”) of AP Acquisition Corp (“APAC”) to be held at 10:00 a.m. Eastern Time on September 15, 2023, at Toranomon Towers Office, 4-1-28 Toranomon, Minato-ku Tokyo, 105-0001 Japan, and via a virtual meeting, and hereby appoints and , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of APAC registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.
(Continued and to be marked, dated and signed on reverse side)
Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
Proposal No. 1—The Extension Amendment Proposal —To amend the Amended and Restated Memorandum and Articles of Association (the “Articles”) of the Company to to extend the date by which the Company must complete a business combination from September 21, 2023 to June 21, 2024 or such earlier date as determined by the Company’s board of directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

A copy of the proposed amendments is set forth in Annex A to the accompanying proxy statement.
Proposal No. 2—The Adjournment Proposal— To adjourn the extraordinary general meeting to a later date or dates to be determined by the chairperson of the general meeting, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Date:                           , 2023
(Signature)
(Signature if held Jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.